CAPITAL MANAGEMENT (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
CAPITAL MANAGEMENT
Amounts owed to related parties	¥ 36,348	¥ 36,348
Total debts	36,348	36,348
Less: Cash and cash equivalents (excluding restricted bank balances)	(27,880)	(12,344)	¥ (8,212)	¥ (9,016)
Net debts	8,548	24,004
Equity attributable to shareholders of the Company	¥ 61,943	¥ 97,349
Gearing ratio	13.80%	24.70%